SUPPLEMENT DATED JULY 12, 2024
TO

PROSPECTUS, INITIAL SUMMARY PROSPECTUS AND UPDATING SUMMARY PROSPECTUS
EACH DATED APRIL 30, 2024
FOR
DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Putnam VT Income Fund and the Putnam VT Global Asset Allocation Fund (the “Funds”) that are available as investment options under your Contract.  Effective July 15, 2024, Franklin Advisers, Inc. will replace Putnam Investment Management, LLC as the investment adviser for the Funds.  In addition, Franklin Advisers, Inc. will retain Putnam Investment Management, LLC as a sub-adviser for the Funds.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE